UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 29, 2015

THE WILLIAMS COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-04174	73-0569878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of Principal Executive Offices)	(Zip Code)

(918) 573-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On February 2, 2015, Williams Partners L.P., a Delaware limited partnership (“WPZ”), completed its previously announced merger with VHMS LLC (“Merger Sub”), a Delaware limited liability company and a wholly owned subsidiary of Access Midstream Partners, L.P., a Delaware limited partnership (“ACMP”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated October 24, 2014, among WPZ, Merger Sub, ACMP, Access Midstream Partners GP, L.L.C. (“ACMP General Partner”), and Williams Partners GP LLC (“WPZ General Partner”), pursuant to which Merger Sub merged with and into WPZ (the “Merger”). WPZ was the surviving partnership in the Merger and, as a result of the Merger, WPZ became a wholly owned subsidiary of ACMP. On February 2, 2015, following the Merger, ACMP and WPZ merged (the “Subsequent Merger”), with ACMP continuing as the surviving entity with the name Williams Partners L.P. (the “Surviving Partnership”).

As a result of the Merger, all outstanding common units representing limited partner interests in WPZ (“WPZ Common Units”) were canceled, and (i) each holder of WPZ Common Units, other than The Williams Companies, Inc. (“Williams”), Williams Gas Pipeline Company, LLC (“Williams Gas Pipeline”) and their respective subsidiaries (collectively, other than ACMP and its subsidiaries and WPZ and its subsidiaries, the “Williams Parties”), became entitled to receive 0.86672 of one common unit of ACMP (“ACMP Common Units”) for each WPZ Common Unit that such holder owned at the effective time of the Merger, and (ii) each of the Williams Parties that holds WPZ Common Units became entitled to receive 0.80036 of one ACMP Common Unit for each WPZ Common Unit that such holder owned at the effective time of the Merger.

Item 1.01. Entry into a Material Definitive Agreement

Williams Credit Agreement

On February 2, 2015, Williams entered into a Second Amended & Restated Credit Agreement (the “Williams Restated Credit Agreement”) with Citibank, N.A. (“Citi”) as administrative agent. The Williams Restated Credit Agreement amends and restates that certain First Amended & Restated Credit Agreement, dated as of July 31, 2014 (as amended prior to February 2, 2015, the “Existing Williams Credit Agreement”) among Williams, Citi, as administrative agent, and the lenders named therein. The Williams Restated Credit Agreement extends the maturity date to February 2, 2020 (the “Maturity Date”). Additionally, the Williams Restated Credit Agreement lowers, in certain cases, the applicable margin and commitment fees payable by Williams based on Williams’ senior unsecured debt ratings. The Williams Restated Credit Agreement allows for same day swingline borrowings up to an aggregate amount of $50 million, subject to other utilization of the aggregate commitments under the Williams Restated Credit Agreement. Furthermore, Williams may request an extension of the Maturity Date for an additional one-year period up to two times, to allow a Maturity Date as late as February 2, 2022, subject to certain conditions.

The Williams Restated Credit Agreement contains various covenants that limit, among other things, the ability of Williams’ subsidiaries to incur indebtedness, Williams’ and its material subsidiaries’ ability to grant certain liens supporting indebtedness, and Williams’ ability to merge or consolidate, sell all or substantially all of its assets in certain circumstances, enter into certain affiliate transactions, and make certain distributions during an event of default.

The Williams Restated Credit Agreement includes customary events of default. If an event of default occurs, the lenders will be able to terminate the commitments and accelerate the maturity of the loans of Williams under the Williams Restated Credit Agreement and exercise other rights and remedies.

The foregoing description of the Williams Restated Credit Amendment does not purport to be complete and is qualified in its entirety by reference to the Williams Restated Credit Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated into this Item 1.01 by reference.

Surviving Partnership Restated Credit Agreement

On February 2, 2015, following the consummation of the Merger, and the Subsequent Merger, the Surviving Partnership, Northwest Pipeline LLC (“Northwest”) and Transcontinental Gas Pipe Line Company, LLC (“Transco” and, together with the Surviving Partnership and Northwest, the “Borrowers”) entered into a Second Amended & Restated Credit Agreement (the “Restated Credit Agreement”) with Citibank, N.A. (“Citi”) as administrative agent. The Restated Credit Agreement amends and restates that certain First Amended & Restated Credit Agreement, dated as of July 31, 2013 (as amended prior to February 2, 2015, the “Existing WPZ Credit Agreement”) among WPZ, Northwest, Transco, Citi as administrative agent, and the lenders named therein.

The Restated Credit Agreement increases the aggregate commitments available to the Borrowers by $1 billion (the “Incremental Commitments”) and extends the maturity date to February 2, 2020 (the “Surviving Partnership Maturity Date”). Additionally, the Restated Credit Agreement lowers, in certain cases, the applicable margin and commitment fees payable by each Borrower based on such Borrower’s senior unsecured debt ratings. The Incremental Commitments are increased commitments from lenders named in the Existing WPZ Credit Agreement as well as new commitments from institutions party to the Restated Credit Agreement. After giving effect to the Restated Credit Agreement, the Borrowers may borrow, in the aggregate, up to $3.5 billion under the Restated Credit Agreement. Northwest and Transco are each subject to a $500 million borrowing sublimit. In addition, the Surviving Partnership may request an increase of up to an additional $500 million in commitments from either new lenders or increased commitments from existing lenders named in the Restated Credit Agreement. However, at no time may the aggregate commitments under the Restated Credit Agreement exceed $4.0 billion. The Restated Credit Agreement allows for same day swingline borrowings up to an aggregate amount of $150 million, subject to other utilization of the aggregate commitments under the Restated Credit Agreement. Furthermore, the Borrowers may request an extension of the Surviving Partnership Maturity Date for an additional one-year period up to two times, to allow a Surviving Partnership Maturity Date as late as February 2, 2022, subject to certain conditions.

The Restated Credit Agreement contains various covenants that limit, among other things, each Borrower and each Borrower’s respective material subsidiaries’ ability to grant certain liens supporting indebtedness, each Borrower’s to ability to merge or consolidate, sell all or substantially all of its assets in certain circumstances, enter into certain affiliate transactions, make certain distributions during an event of default, enter into certain restrictive agreements and allow any material change in the nature of its business.

The Restated Credit Agreement includes customary events of default. If an event of default occurs with respect to a Borrower, the lenders will be able to terminate the commitments for all Borrowers and accelerate the maturity of the loans of the defaulting Borrower and exercise other rights and remedies.

The foregoing description of the Restated Credit Amendment does not purport to be complete and is qualified in its entirety by reference to the Restated Credit Amendment, a copy of which is filed as Exhibit 10.2 hereto and incorporated into this Item 1.01 by reference.

Surviving Partnership Credit Agreement

On February 3, 2015, following the consummation of the Subsequent Merger, the Surviving Partnership entered into a Credit Agreement (the “Credit Agreement’) with Barclays Bank PLC (“Barclays”) as administrative agent. Under the Credit Agreement, the lenders provide aggregate commitments of $1.5 billion with an initial maturity date of August 3, 2015, which term may be extended at the option of the Surviving Partnership by an additional six months to February 2, 2016.

The Credit Agreement has substantially the same financial covenants as the Restated Credit Agreement. As of February 3, 2015, the Surviving Partnership is in compliance with these financial covenants.

Each time funds are borrowed under the Credit Agreement, the Surviving Partnership may choose from two methods of calculating interest: a fluctuating base rate equal to Barclays’ adjusted base rate plus an applicable margin, or a periodic fixed rate equal to LIBOR plus an applicable margin. The Surviving Partnership is required to pay a commitment fee (currently 0.175 percent) based on the unused portion of the credit facility. The applicable margin and the commitment fee are determined by reference to a pricing schedule based on the Surviving Partnership’s senior unsecured long-term debt ratings. The Credit Agreement contains various covenants that limit, among other things, the Surviving Partnership’s and its respective material subsidiaries’ ability to grant certain liens supporting indebtedness, the Surviving Partnership’s ability to merge or consolidate, sell all or substantially all of its assets in certain circumstances, enter into certain affiliate transactions, make certain distributions during an event of default, enter into certain restrictive agreements and allow any material change in the nature of its business.

The Credit Agreement includes customary events of default. If an event of default occurs, the lenders will be able to terminate the commitments and accelerate the maturity of the loans and exercise other rights and remedies.

The foregoing description of the Credit Amendment does not purport to be complete and is qualified in its entirety by reference to the Credit Amendment, a copy of which is filed as Exhibit 10.3 hereto and incorporated into this Item 1.01 by reference.

Surviving Partnership Commercial Paper Program

On February 2, 2015, following the consummation of the Subsequent Merger, the Surviving Partnership amended and restated the $2.0 billion commercial paper program of WPZ, to which the Surviving Partnership is a successor by merger (the “CP Program”), pursuant to which the Surviving Partnership may issue short-term, unsecured commercial paper notes (the “CP Notes”) pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended, (the “Securities Act”). Amounts available under the CP Program may be borrowed, repaid and re-borrowed from time to time, with the aggregate principal amount of CP Notes outstanding under the CP Program at any time not to exceed $3.0 billion. The net proceeds of issuances of the CP Notes are expected to be used to fund planned capital expenditures and for other general partnership purposes. The Surviving Partnership’s Restated Credit Agreement is available to repay the CP Notes, if necessary.

The maturities of the CP Notes will vary but may not exceed 397 days from the date of issue. The CP Notes will be sold under customary terms in the commercial paper market and will be issued at a discount from par, or, alternatively, will be sold at par and bear varying interest rates on a fixed or floating basis.

Four commercial paper dealers will each act as a dealer under the CP Program (each a “Dealer” and, collectively, the “Dealers”) pursuant to the terms and conditions of an amended and restated commercial paper dealer agreement entered into between the Surviving Partnership and each Dealer (each, a “Dealer Agreement”). A national bank will act as issuing and paying agent under the CP Program.

Each Dealer Agreement provides the terms under which the respective Dealer will either purchase from us or arrange for the sale by us of the Notes pursuant to an exemption from federal and state securities laws. Each Dealer Agreement contains customary representations, warranties, covenants and indemnification provisions. The Dealer Agreements are substantially identical in all material respects except as to the parties thereto and the notice provisions; a form of Dealer Agreement is filed as Exhibit 10.4 hereto and is incorporated into this Item 1.01 by reference. The description above is a summary of the CP Program and is qualified in its entirety by the terms of the CP Program as set forth in the form of Dealer Agreement.

From time to time, one or more of the Dealers and certain of their respective affiliates have provided, and may in the future provide, commercial banking, investment banking and other financial advisory services to the Surviving Partnership and its affiliates for which they have received or will receive customary fees and expenses.

The CP Notes have not been and will not be registered under the Securities Act or state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.

Item 1.02 Termination of a Material Definitive Agreement

On February 2, 2015, ACMP and Access MLP Operating, L.L.C. (“Operating Company”) terminated the Second Amended & Restated Credit Agreement, dated as of May 13, 2013 (as amended prior to February 2, 2015, the “Existing ACMP Credit Agreement”) by and among ACMP, Operating Company, Wells Fargo Bank, National Association as administrative agent and the lenders named therein, subject to survival of any provisions which by their terms survive the termination.

Upon termination of the Existing ACMP Credit Agreement, the Surviving Partnership, Northwest and Transco entered into the Restated Credit Agreement as stated under Item 1.01 above.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 2, 2015, Williams entered into the Williams Restated Credit Agreement as described under Item 1.01 above. The description of the Williams Restated Credit Agreement under Item 1.01 is incorporated into this Item 2.03 by reference.

On February 2, 2015, the Surviving Partnership, Northwest and Transco entered into the Restated Credit Agreement as described under Item 1.01 above. The description of the Restated Credit Agreement under Item 1.01 is incorporated into this Item 2.03 by reference.

On February 3, 2015, the Surviving Partnership entered into the Credit Agreement as described under Item 1.01 above. The description of the Credit Agreement under Item 1.01 is incorporated into this Item 2.03 by reference.

On February 2, 2015, the Surviving Partnership entered into the CP Program. The description of the CP Program under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 8.01 Other Events

On February 2, 2015, Williams, WPZ, and the Surviving Partnership issued a joint press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.1	Second Amended and Restated Credit Agreement dated as of February 2, 2015, between The Williams Companies, Inc., the lenders named therein, and Citibank, N.A. as Administrative Agent.

10.2	Second Amended and Restated Credit Agreement dated as of February 2, 2015, between Williams Partners L.P. (formerly known as Access Midstream Partners, L.P.), Northwest Pipeline LLC, Transcontinental Gas Pipeline Company, LLC, as co-borrowers, the lenders named therein, and Citibank, N.A. as Administrative Agent (incorporated by reference to Exhibit 10.1 to Williams Partners L.P.’s Current Report on Form 8-K (File No. 001-34831) filed on February 3, 2015).

10.3	Credit Agreement dated as of February 3, 2015, between Williams Partners L.P., the lenders named therein, and Barclays Bank PLC as Administrative Agent (incorporated by reference to Exhibit 10.2 to Williams Partners L.P.’s Current Report on Form 8-K (File No. 001-34831) filed on February 3, 2015).

10.4	Form of Amended and Restated Commercial Paper Dealer Agreement, dated as of February 2, 2015, between Williams Partners L.P., as Issuer, and the Dealer party thereto (incorporated by reference to Exhibit 10.3 to Williams Partners L.P.’s Current Report on Form 8-K (File No. 001-34831) filed on February 3, 2015).

99.1	Press Release, dated February 2, 2015 (incorporated by reference to Exhibit 99.1 to Williams Partners L.P.’s Current Report on Form 8-K (File No. 001-34831) filed on February 3, 2015).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

By:	/s/ Sarah C. Miller
	Name:	Sarah C. Miller
	Position:	Corporate Secretary

DATED: February 3, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amended and Restated Credit Agreement dated as of February 2, 2015, between The Williams Companies, Inc., the lenders named therein, and Citibank, N.A. as Administrative Agent.

10.2	Second Amended and Restated Credit Agreement dated as of February 2, 2015, between Williams Partners L.P. (formerly known as Access Midstream Partners, L.P.), Northwest Pipeline LLC, Transcontinental Gas Pipeline Company, LLC, as co-borrowers, the lenders named therein, and Citibank, N.A. as Administrative Agent (incorporated by reference to Exhibit 10.1 to Williams Partners L.P.’s Current Report on Form 8-K (File No. 001-34831) filed on February 3, 2015).

10.3	Credit Agreement dated as of February 3, 2015, between Williams Partners L.P., the lenders named therein, and Barclays Bank PLC as Administrative Agent (incorporated by reference to Exhibit 10.2 to Williams Partners L.P.’s Current Report on Form 8-K (File No. 001-34831) filed on February 3, 2015).

10.4	Form of Amended and Restated Commercial Paper Dealer Agreement, dated as of February 2, 2015, between Williams Partners L.P., as Issuer, and the Dealer party thereto (incorporated by reference to Exhibit 10.3 to Williams Partners L.P.’s Current Report on Form 8-K (File No. 001-34831) filed on February 3, 2015).

99.1	Press Release, dated February 2, 2015 (incorporated by reference to Exhibit 99.1 to Williams Partners L.P.’s Current Report on Form 8-K (File No. 001-34831) filed on February 3, 2015).